UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported)

January 6, 2004

ANALYTICAL SURVEYS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	84-0846389
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

11900 CROWNPOINT DRIVE, SAN ANTONIO, TEXAS 78233

(Address of principal executive offices)

(210) 657-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report: Not Applicable

Item 5. OTHER EVENTS

On January 6, 2004 the company issued a press release which is set forth in Item 7.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release – Analytical Surveys Provides Update On Auditor Opinion

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analytical Surveys, Inc. (Registrant)

Date: January 6, 2004	By:	/s/ Lori A. Jones

Lori A. Jones Chief Financial Officer